The portion of this Exhibit 10.7 marked “******” has been omitted and confidentially filed with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT (the “Agreement”) dated as of March 31, 2014 is entered into among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation (“ISC”), ENTERPRISE SHIP COMPANY, INC., a Delaware corporation (“Enterprise”), SULPHUR CARRIERS, INC., a Delaware corporation (“Sulphur Carriers”), CG RAILWAY, INC., a Delaware corporation (“CG Railway”), CENTRAL GULF LINES, INC., a Delaware corporation (“Central Gulf”), WATERMAN STEAMSHIP CORPORATION, a New York corporation (“Waterman”), COASTAL CARRIERS, INC., a Delaware corporation (“Coastal”), N.W. JOHNSEN & CO., INC., a New York corporation (“NWJ”), LMS SHIPMANAGEMENT, INC., a Louisiana corporation (“LMS”), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company (“UOS”), MARY ANN HUDSON, LLC, a Delaware limited liability company (“MAH”), SHEILA MCDEVITT, LLC, a Delaware limited liability company (“SAM”), TOWER, LLC, an Alabama limited liability company (“Tower”), FRASCATI SHOPS, INC., an Alabama corporation (“Frascati”; ISC, Enterprise, Sulphur Carriers, CG Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the “Borrowers”), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, “Administrative Agent”) and collateral agent (in such capacity, “Collateral Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consents.  The Required Lenders hereby consent to:

(a)the release of the vessel ***** as Collateral; provided that (i) at the time of such release, no Default or Event of Default shall have occurred and be continuing, (ii) after giving effect to such release, the Borrowers shall be in compliance with the financial covenant in Section 8.8(a)(vi) of the Credit Agreement, and (iii) *****;

(b)the waiver of the requirement in Section 2.11(c)(iv) of the Credit Agreement that any of the Net Cash Proceeds from the first Equity Transaction occurring after the date of this Agreement and on or prior to December 31, 2014 be required to prepay the Loans; provided that, at the time of such Equity Transaction, no Default or Event of Default shall have occurred and be continuing;

(c)the waiver of the requirement in Section 7.11 of the Credit Agreement that the real property being acquired by the Borrowers in Orleans Parish, Louisiana (with all

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improvements thereon, the “LA Real Property”) for the construction of a new office building be pledged in favor of the Administrative Agent for the benefit of the holders of the Obligations;

(d)the incurrence of Indebtedness by the Borrowers to provide for the construction and permanent financing of a new office building on the LA Real Property, in an aggregate amount not to exceed $10,000,000 at any time outstanding, as permitted Indebtedness under the Credit Agreement, notwithstanding that such Indebtedness is not otherwise permitted under any specific subsection of Section 8.1 and such permitted Indebtedness shall not count towards any basket or exception included in Section 8.1 of the Credit Agreement; and

(e)the Liens on the LA Real Property securing, and in favor of the institutions providing, the Indebtedness consented to pursuant to Section 1(d) of this Agreement, as permitted Liens under the Credit Agreement, notwithstanding that such Liens are not otherwise permitted under any specific subsection of Section 8.2 of the Credit Agreement and such permitted Liens shall not count towards any other basket or exception included in Section 8.2 of the Credit Agreement.

Except as expressly provided herein, the above consents shall not modify or affect the Loan Parties’ obligations to comply fully with the terms of Sections 2.11, 7.11, 8.1, 8.2 and 8.9 of the Credit Agreement or any other duty, term, condition or covenant contained in the Credit Agreement or any other Credit Document in the future.  This Agreement is limited solely to the matters expressly provided herein, and nothing contained in this Agreement shall be deemed to constitute a waiver of Section 2.11, 7.11, 8.1, 8.2 or 8.9 of the Credit Agreement with respect to any matter or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

2.Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)The definition of “Consolidated Tangible Net Worth” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Tangible Net Worth” means, with respect to the Company and its Subsidiaries, at any date for which a determination is to be made (determined on a consolidated basis without duplication in accordance with GAAP) (a) total stockholders’ equity, minus (b) goodwill.

(b)Section 8.8(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i)Maximum Consolidated Leverage Ratio.  Maintain a Consolidated Leverage Ratio not greater than (i) 4.50:1.00, through the Fiscal Quarter ending June 30, 2014 and (ii) 4.25:1.00, thereafter, measured at the end of each Fiscal Quarter based on the four most recent Fiscal Quarters for which financial information is available.

(c)Section 8.8(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii)Minimum Liquidity.  Maintain Liquidity of not less than  (i) $15 million at all times through June 30, 2014, and (ii) $20 million at all times thereafter, measured as of the end of each Fiscal Quarter.

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3.Conditions Precedent.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent; and

(b)the Administrative Agent shall have received payment of all fees due to the Lenders on the date hereof (for distribution to the Lenders) and all fees, charges and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and documentation of this Agreement.

4.Representations of the Borrowers.  Each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any other documents delivered by it in connection herewith.

(b)This Agreement has been duly executed and delivered by it and constitutes it's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement.

(d)The execution and delivery of this Agreement or any other document delivered by it in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

(e)After giving effect to this Agreement, (i) the representations and warranties of the Borrowers set forth in the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

5.Miscellaneous.

(a)The Credit Agreement, as modified hereby, and the obligations of the Borrowers thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall constitute a Credit Document.

(b)Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents as modified hereby and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to

{N2813268.1}

reduce or discharge its obligations under the Credit Agreement or the other Credit Documents except as expressly set forth herein.

(c)This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(d)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

INTERNATIONAL SHIPHOLDING

CORPORATION

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

ENTERPRISE SHIP COMPANY, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

SULPHUR CARRIERS, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

CG RAILWAY, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

CENTRAL GULF LINES, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

WATERMAN STEAMSHIP CORPORATION

.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

COASTAL CARRIERS, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION

N.W. JOHNSEN & CO., INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

LMS SHIPMANAGEMENT, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

U.S. UNITED OCEAN SERVICES, LLC

By:  Coastal Carriers, Inc., its sole member

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

MARY ANN HUDSON, LLC

By:  U.S. United Ocean Services, LLC, its sole member

By:  Coastal Carriers, Inc., its sole member

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

SHEILA MCDEVITT, LLC

By:  U.S. United Ocean Services, LLC, its sole member

By:  Coastal Carriers, Inc., its sole member

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

TOWER, LLC

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: Authorized Representative

FRASCATI SHOPS, INC.

By:    /s/ D.B. Drake

Name: D.B. Drake

Title: VP-Treasurer

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT:REGIONS BANK, as Administrative Agent and Collateral Agent

By:   /s/ Edward Midyett

Name: Edward Midyett

Title: SVP

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION

LENDERS:REGIONS BANK,
as a Lender

By:   /s/ Edward Midyett

Name: Edward Midyett

Title: SVP

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION

CAPITAL ONE BANK, N.A.,
as a Lender

By:    /s/ Al Kapos

Name: Al Kapos

Title: SVP

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:   /s/ Robert M. Searson

Name: Robert M. Searson

Title: Senior Vice President

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION

WHITNEY BANK,
as a Lender

By:   /s/ Philip E. Gordillo

Name: Philip E. Gordillo

Title: Senior Vice President

{N2813268.1}FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

INTERNATIONAL SHIPHOLDING CORPORATION